UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

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[ ]  Soliciting Material under Rule 14a-12

                         Annaly Capital Management, Inc.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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                      *** Exercise Your Right to Vote ***
         IMPORTANT NOTICE Regarding the Availability of Proxy Materials


                                                 Meeting Information
                                                 -------------------

                                     Meeting Type:   Annual Meeting
                                     For holders as of: March 27, 2009
 ANNALY CAPITAL MANAGEMENT, INC.     Date:  May 29, 2009     Time: 9:00 AM EST
                                     Location:  New York Marriott Marquis
                                                1535 Broadway
                                                New York, NY 10036


|-----------------------------------
|                                  | You are receiving this communication
|                                  | because you hold shares in the above named
|                                  | company.
|                                  |
|                                  | This is not a ballot. You cannot use this
|                                  | notice to vote these shares. This
|ANNALY CAPITAL MANAGEMENT, INC.   | communication presents only an overview of
|1211 AVE. OF THE AMERICAS,STE 2902| the more complete proxy materials that are
|NEW YORK, NY 10036                | available to you on the Internet. You may
|ATTN: KATHRYN FAGAN               | view the proxy materials online at
|----------------------------------- www.proxyvote.com or easily request a paper
|                                  | copy (see reverse side).
|Investor Address Line 1           |
|Investor Address Line 2           | We encourage you to access and review all
|Investor Address Line 3           | of the important information contained in
|Investor Address Line 4           | the proxy materials before voting.
|Investor Address Line 5           |
|John Sample 1234                  | See the reverse side of this notice to
|ANYWHERE STREET                   | obtain proxy materials and voting
|ANY CITY, ON A1A 1A1              | instructions.
|-----------------------------------

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                             -- Before You Vote --
                        How to Access the Proxy Materials

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Proxy Materials Available to VIEW or RECEIVE:
1. 2008 ANNUAL REPORT TO STOCKHOLDERS    2. 2009 NOTICE & PROXY STATEMENT

How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

        1) BY INTERNET:      www.proxyvote.com
        2) BY TELEPHONE:     1-800-579-1639
        3) BY E-MAIL*:       sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 17, 2009 to facilitate timely delivery.
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                               -- How To Vote --
               Please Choose One of The Following Voting Methods
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Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
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

Voting items

The Board of Directors recommends that you vote FOR the following:

1. Election of Directors

   Nominees

01 W. Denahan-Norris       02 Michael Haylon       03 Donnell A. Segalas

The Board of Directors recommends you vote FOR the following proposal(s):

2 RATIFICATION OF THE APPOINTMENT OF DELOITTE AND TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE 2009 FISCAL YEAR.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.


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                      |Reserved for Broadridge Internal Control Information|
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NAME

THE COMPANY NAME INC. - COMMON                         123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A                        123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B                        123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C                        123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D                        123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E                        123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F                        123,456,789,012.12345
THE COMPANY NAME INC. - 401 K                          123,456,789,012.12345
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